SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 7, 2004

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

       Connecticut                     1-9583                   06-1185706
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

             113 King Street,
             Armonk, New York                                 10504
(Addresses of principal executive offices)            (Zip or Postal Codes)

                                  914-273-4545
                                  ------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Table of Contents
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Item 2.02. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1 PRESS RELEASE

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K.

This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On October 7, 2004, MBIA Inc. issued a press release commenting on new business production for the first nine months of 2004 and certain loss activity during the quarter ended September 30, 2004. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K and incorporated by reference to this Item 2.02 as if fully set forth herein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         MBIA INC.



                                                         By: /s/ Ram D. Wertheim
                                                             -------------------
                                                                 Ram D. Wertheim
                                                                 General Counsel

Date: October 8, 2004

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              Dated October 7, 2004

Exhibit 99.1  Press Release issued by MBIA Inc. dated October 7, 2004.